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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported):    OCTOBER 24, 2002



                         WEATHERFORD INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


         DELAWARE                      1-13086                    04-2515019
 (State of Incorporation)       (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)



   515 POST OAK BOULEVARD, SUITE 600
          HOUSTON, TEXAS                                         77027-3415
(Address of Principal Executive Offices)                         (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000


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                         EXHIBIT INDEX APPEARS ON PAGE 4


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ITEM 5.   OTHER EVENTS

         A copy of the press release dated October 24, 2002 of our parent company, Weatherford International Ltd., which includes an announcement of its earnings for the quarter ended September 30, 2002, is filed as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

    (a)   Financial statements of business acquired
          Not applicable.

    (b)   Pro forma financial information
          Not applicable.

    (c)   Exhibits

  99.1 Press release issued by Weatherford International Ltd. dated October 24, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant's parent company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WEATHERFORD INTERNATIONAL, INC.



Dated: October 24, 2002                            /s/ Lisa W. Rodriguez
                                            -----------------------------------
                                                      Lisa W. Rodriguez
                                                 Senior Vice President and
                                                  Chief Financial Officer


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                                INDEX TO EXHIBITS


 Number                                 Exhibit
 ------                                 -------

  99.1 Press release issued by Weatherford International Ltd. dated October 24, 2002.


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